Exhibit 10.21(i)
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
AMENDMENT NUMBER ONE
THIS AMENDMENT NUMBER ONE dated this 17th day of December, 2010 is to that certain Program Terms Letter entered into by and between GE Commercial Distribution Finance Corporation (“CDF”) and the undersigned Dealers (each, individually, a “Dealer” and, collectively, “Dealers”) dated June 24, 2010 (as amended, supplemented or otherwise modified from time to time, the “Program Terms Letter”).
WHEREAS, the parties hereto desire to amend the Program Terms Letter in certain respects;
NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:
1. The Floorplan Advance Rate section of the Program Terms Letter is hereby deleted and is replaced with the following:

Floorplan Advance Rate:	For new inventory (other than inventory financed by CDF in connection with the Initial Advances), 100% of invoice amount, including freight (if included on original invoice). For new inventory financed by CDF in connection with the Payoff Advance, such percentage, as CDF and Dealers may agree in writing for each such unit of inventory, of the result of (a) invoice amount, less (b) any curtailment amounts that would have been required to be made with respect to such units if CDF had financed 100% of the original invoice amount with respect to such units on or about the applicable invoice date. For new inventory financed by CDF in connection with the [****], 100% of the result of (1) invoice amount, less (2) any curtailment amounts that would have been required to be made with respect to such units if CDF had financed 100% of the original invoice amount with respect to such units on or about the applicable invoice date. In each case, subject to Availability. As used herein, “Availability” shall mean the Maximum Credit Amount, minus the outstanding amount of Approvals, minus the aggregate outstanding amount of Obligations, plus the Reserve Adjustment (as each such term is defined in the Inventory Financing Agreement).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Pre-owned (trade in or used inventory) advances will be as follows, subject to Availability, the Pre-owned Inventory Sublimit, the Specific Pre-Owned Sublimit, and the Other Pre-Owned Sublimit (each as defined in the Inventory Financing Agreement):

75% NADA (based on low NADA Value) Day 1 (“Day 1” as used herein shall mean Acquisition Date) through Day 180 (after Acquisition Date); 67% Day 181 (after Acquisition Date) through Day 360 (after Acquisition Date); 0% Day 361+ (after Acquisition Date).

All models of pre-owned inventory are eligible provided fair market values can be determined via NADA, Yachtworld.com, or survey.

Internal condition and valuation methodology required on all units > $500,000.00

(“Specific Pre-Owned Items”). If valuation of any Specific Pre-Owned Item exceeds

[****], CDF advances in excess of [****] for such Specific Pre-Owned Item shall be in CDF’s discretion.

Trade in units < $500,000.00 value will be financed on a “borrowing base” calculated as the aggregate of the pre-owned advance rates multiplied by the applicable low NADA Values of such pre-owned inventory.

Borrowing base certificate in the form attached hereto as Exhibit B required to be submitted on the date hereof and monthly by the 5th day of the month based on preceding month end balances of pre-owned inventory. Month-end borrowing base certificate can be used to borrow up to 80% of eligible borrowing base for that calendar month, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit. Any request for advances > 80% of prior month-end borrowing base requires submission of an updated borrowing base and such advances shall be limited to 100% of updated borrowing base, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit.

If eligible collateral on borrowing base is less than amount borrowed against collateral, then immediate payment shall be required of amount sufficient to reduce amount borrowed to amount of borrowing base.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

If any unit (new or pre-owned) remains at a location other than a Permitted Location for more than 30 days, then immediate payment shall be required of the full principal amount of the Obligations owed with respect to such unit. If the aggregate value of units at locations other than Permitted Locations (excluding boat shows) exceeds $5,000,000.00 at any time, then immediate payment shall be required of the Obligations with respect to such units in an aggregate amount equal to such excess. In addition, if a material adverse change results in the reduction of the value of the Collateral in an aggregate amount exceeding $250,000, then immediate payment shall be required of the Obligations with respect to such Collateral in an amount equal to such excess; provided that, if such reduction of value is the subject of an insurance claim payable to CDF as loss payee, then immediate payment of such excess amount shall only be required to the extent it exceeds the claim amount (net of any deductible) and payment of the remainder of such excess shall not be required until the earlier of (i) receipt of such insurance proceeds, if any, or the rejection or denial of such claim or any portion thereof and (ii) 30 days (or such later date as CDF may agree in writing) after such loss or damage.
2. The [****] section of the Program Terms Letter is hereby deleted and is replaced with the following:

[****]	[****] can be funded for [****] subject to cap on the amount of RCCRA equal to the lesser of (i) [****] or (ii) [****].

1. Maximum of [****] removal of funds per week (Dealer may not remove funds required to maintain the Required Amount)

2. Maximum of [****] contributions of funds per week (unless otherwise needed for minimum requirements)

3. Not intended for direct application for unit payoffs
3. Exhibit A to the Program Terms Letter is hereby deleted and is replaced with Exhibit A attached hereto.
4. Each reference in the Program Terms Letter, the Inventory Financing Agreement, the [****], and any other document, instrument or agreement related thereto or executed in connection therewith (collectively, the “Documents”) to the Program Terms Letter shall be deemed to refer to the Program Terms Letter as amended by this Amendment Number One. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Program Terms Letter.
5. Each Dealer represents and warrants to CDF that (a) all representations and warranties of Dealer in the Documents are true and correct as of the date hereof, (b) such Dealer has all the necessary authority to enter into and perform this Amendment Number One, (c) this Amendment Number One, the Program Terms Letter, the Inventory Financing Agreement, and the [****] are the legal, valid and binding obligations of such Dealer, enforceable against Dealer in accordance with their terms, and (d) the execution, delivery and performance of this Amendment Number One will not violate (i) such Dealer’s organizational documents, (ii) any agreement binding upon it, unless such violation could not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) any law, rule, regulation, order or decree, unless such violation could not result, individually or in the aggregate, in a Material Adverse Effect.

6. All other terms and provisions of the Program Terms Letter shall remain in full force and effect except as modified pursuant to this Amendment Number One. In the event of any inconsistency between the terms of this Amendment Number One and any Document, this Amendment Number One shall govern. Each Dealer acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment Number One. This Amendment Number One shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment Number One or any part hereof to be drafted.
7. This Amendment Number One shall not be construed to: (a) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (b) waive or impair any rights, powers or remedies of CDF under the Documents; (c) constitute an election of remedies to the exclusion of any other remedies; (d) constitute an agreement by CDF or require CDF to waive any existing or future Default or any event which, with the giving of notice, the passage of time, or both, would result in a Default, to grant any forbearance period, or to extend the term of the Program Terms Letter or the time for payment of the Obligations; or (e) constitute an agreement by CDF to make any further Advances or other extensions of credit to Dealers. The execution of this Amendment Number One and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or any event which, with the giving of notice, the passage of time, or both, would result in a Default, under the Inventory Financing Agreement or breach, default or event of default under any other Document, whether or not known to CDF and whether or not existing on the date hereof.
8. Each Dealer hereby ratifies and confirms the Program Terms Letter, as amended hereby, and each other Document executed by such Dealer in all respects.
9. Dealers hereby release, remise, acquit and forever discharge CDF and its affiliates, employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, participants, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, “Released Parties”) from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or thing done, omitted or suffered to be done by any Released Party prior to and including the date of execution hereof and in any way directly or indirectly arising out of or in any way connected to this Amendment Number One and the Documents, including without limitation claims relating to any settlement negotiations (collectively, the “Released Matters”). Dealers acknowledge that the agreements in this Section 9 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Dealers represent and warrant to CDF that they have not purported to transfer, assign or otherwise convey any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters.

10. This Amendment Number One shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including the status of a third-party beneficiary of this Amendment Number One.
11. Except as expressly set forth herein, there are no agreements or understandings, written or oral, among the parties hereto relating to this Amendment Number One or the Program Terms Letter that are not fully and completely set forth herein or therein. All representations, warranties, covenants, agreements, undertakings, waivers, and releases of Dealers contained herein shall survive the payment and performance in full of the Obligations.
12. Any provision of this Amendment Number One which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment Number One or affecting the validity or enforceability of such provision in any other jurisdiction.
13. This Amendment Number One may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment Number One may be executed by any party to this Amendment Number One by original signature, facsimile and/or electronic signature.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Number One as of the date first above written.

DEALERS:

MARINEMAX, INC.

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Vice President of Finance,
Treasurer and Assistant Secretary

MARINEMAX EAST, INC.

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Assistant Secretary

MARINEMAX SERVICES, INC.

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Assistant Secretary

MARINEMAX NORTHEAST, LLC

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Assistant Secretary

BOATING GEAR CENTER, LLC

By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Assistant Secretary

US LIQUIDATORS, LLC

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Assistant Secretary

NEWCOAST FINANCIAL SERVICES, LLC

By:	/s/ Kurt M. Frahn

	Print Name:	Kurt M. Frahn
	Title:	Assistant Secretary

CDF:

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:	/s/ Waller Blackwell

	Print Name:	Waller Blackwell
	Title:	Wholesale Risk Underwriting Leader

Exhibit A

Advance Request Form